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                                                                    EXHIBIT 10.4
                                    FORM OF
                              AMENDMENT NO. 1 TO
                            MANUFACTURING AGREEMENT

          AMENDMENT NO. 1 TO MANUFACTURING AGREEMENT (this "Amendment") dated as of June __, 1999, by and between Jafra Cosmetics International, Inc. a Delaware corporation ("Jafra") and Universal Packaging Systems, Inc., a California corporation ("Contractor").


                              W I T N E S S E T H

          WHEREAS, Jafra and Contractor are parties to a Manufacturing Agreement, dated as of June10, 1999, by and between Jafra and Contractor (the "Manufacturing Agreement");

          WHEREAS, the parties desire to amend the Manufacturing Agreement to provide for certain post-closing matters as set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the parties hereto agree to amend the Manufacturing Agreement as follows:

                                   ARTICLE I
                                  AMENDMENTS

     1.1 Paragraph 2.11 of the Manufacturing Agreement is hereby deleted in its entirety, and the following substituted in lieu thereof:

     2.11 Decoration.
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          (a)    Tube Decoration
                 ---------------

          (i) Jafra hereby agrees to lease its "tube decorating machine" and the related change parts to Contractor at a cost of $*** per year for the duration of this Agreement. Such lease shall automatically terminate without further action on the part of any person or entity upon the termination of this Agreement by either party for any reason.

          (ii) Contractor shall decorate those tubes as required by Jafra using the tube decorating machine leased pursuant to
     Section 2.11(a) above. Contractor will charge Jafra a decorating fee equal to $*** per unit with a loss allowance of
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     up to ***% of the tubes decorated. At the termination of this
     Agreement, Contractor shall return the tube decorating machine to Jafra (or another entity designated by Jafra) at Jafra's expense.

          (b)    Jar  Decoration
                 ---------------

          (i) Jafra hereby agrees to lease one "jar decorating machine" and per machine, the related change parts to Contractor at a cost of $*** per year, per machine, for the duration of this Agreement. Such lease shall automatically terminate without further action on the part of any person or entity upon the termination of this Agreement by either party for any reason.

          (ii) Contractor shall decorate those jars as required by Jafra using the jar decorating machine leased pursuant to Section 2.11(b) above. Contractor will charge Jafra a decorating fee equal to $*** per unit with a loss allowance of up to ***% of the jars decorated. At the termination of this Agreement, Contractor shall return the jar decorating machine to Jafra (or another entity designated by Jafra) at Jafra's expense.

          (c)    Bottle  Decoration
                 ------------------

          (i) Jafra hereby agrees to lease two "bottle decorating machines" and the related change parts to Contractor at a cost of $*** per year, per machine, for the duration of this Agreement. Such lease shall automatically terminate without further action on the part of any person or entity upon the termination of this Agreement by either party for any reason.

          (ii) Contractor shall decorate those bottles as required by Jafra using the bottle decorating machine leased pursuant to
     Section 2.11(c) above. Contractor will charge Jafra a decorating fee equal to $*** per unit with a loss allowance of up to ***% of the bottles decorated. At the termination of this Agreement, Contractor shall return the bottle decorating machine to Jafra (or another entity designated by Jafra) at Jafra's expense.

     1.2 The second to last sentence of Paragraph 11.4(c) of the Manufacturing Agreement is hereby deleted in its entirety, and the following sentence substituted in lieu thereof:

     In addition, Contractor shall return the tube, jar and bottle decorating machines to Jafra in accordance with Section 2.11 hereof.

                                  ARTICLE II
                                 MISCELLANEOUS
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     2.1  Notices.  All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered in person, and on the date of receipt, if sent by facsimile transmission (with telephonic and mail confirmation) or by recognized overnight carrier service (e.g., Federal Express or United Parcel Service), and three (3) business days after mailing by United States mail, certified or registered with return receipt requested, addressed to the parties at their addresses set forth below:

     If to Jafra, to:

                    Jafra Cosmetics International, Inc.
                    2451 Townsgate Road
                    Westlake Village, California 91361
                    Attn: Vice President, Manufacturing
                    Fax: 805-449-3259

     With a copy to:

                    Office of the General Counsel
                    Fax: 805-449-3256

     If to Contractor, to:

                    Universal Packaging Systems, Inc.
                    4575 Danito Court
                    Chino, California 91710
                    Attn: Julio Liberal
                    Fax: 909-590-5869

     With a copy to:

                    Ronald J. Grant, Esq.
                    Tilles, Webb, Kulla & Grant, ALC
                    433 North Camden Drive, Suite 1010
                    Beverly Hills, California 90210
                    Fax: 310-888-3433

Any party may change its address for notices by giving notice of such change in accordance with the foregoing procedures. Any notice not sent in accordance with the foregoing, shall be deemed given on the date of actual receipt.

     2.2  Expenses.  Each party is responsible for its own expenses hereunder.
          --------
No party may impose any costs or expenses on the other party other than those explicitly set forth in this Agreement.
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     2.3  Counterparts. This Amendment may be executed in one or more
          ------------
counterparts, all of which taken together constitute one instrument.

     2.4  Waiver. The waiver by either party of any provision, nonperformance or
          ------
any breach of any provision of this Amendment will not constitute a waiver of any subsequent nonperformance or other breach of the same or any other provision.

     2.5  Severability. If any provision of this Amendment is held to be
          ------------
ineffective, unenforceable or illegal for any reason, such decision shall not affect the validity or enforceability of any or all of the remaining portions hereof.

     2.6  Headings. The section headings of this Amendment are for reference
          --------
only and shall not be of any force and effect.

     2.7  Facsimile. This Amendment may be executed and delivered by facsimile,
          ---------
which the parties agree shall have the same legal effect as if the parties had delivered copies bearing original signatures.
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     2.8  Governing Law.  This Amendment will be governed by the internal laws
          -------------
of the State of California without giving effect to any principles of conflicts of laws.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed on its behalf by its duly authorized representative as of the date first written above.

                              JAFRA COSMETICS INTERNATIONAL, INC.


                              By:
                                  --------------------------------------
                                  Name: Brian Chase
                                  Title: Vice President of Manufacturing


                              By:_______________________________________
                                 Name:
                                 Title:


UNIVERSAL PACKAGING SYSTEMS, INC.


By:
   -------------------------------
   Name: Julio Liberal
   Title: President

By:
   -------------------------------
   Name: Mark Tomberlin
   Title: Chief Financial Officer